SUMMARY PROSPECTUS November 4, 2026

AB Equity Premium Income ETF

Ticker: INK

Exchange: The Nasdaq Stock Market LLC

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus, dated July 29, 2026, as revised September 4, 2026, and Statement of Additional Information, dated July 29, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, reports to shareholders and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 243-5994, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-ETF16-EPI-1126

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a combination of high current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%	(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses(b)	0.00%

Total Annual Fund Operating Expenses	0.35%

(a)

The Fund’s investment advisory agreement provides that AllianceBernstein L.P. (the “Adviser”) will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions.

(b)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$36
After 3 Years	$113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. The Fund has no operating history and therefore has no portfolio turnover information.

PRINCIPAL STRATEGIES

The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund seeks to provide investors with broad market equity exposure of the S&P 500 Index, combined with a written covered call option overlay (also referred to as a covered call strategy or call write strategy). The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. Equity securities include common stock, preferred stock, warrants and other rights to acquire stock, options, and derivatives on equity investments that generate income for the Fund.

The Fund seeks to obtain equity exposure through a tax-managed strategy designed to reflect the risk and return characteristics of the S&P 500 Index, with active tax loss harvesting to enhance after-tax outcomes. The Fund generally targets the return of the S&P 500 Index (market capitalization weighted) but may modify the security holdings. The Fund seeks to sell individual equities as they incur losses in order to generate capital losses while continuing to manage tracking to the S&P 500 Index. When it harvests losses, the Fund seeks to replace the positions with similar issuers to maintain consistent exposure to the various factors of the S&P 500 Index, which the Adviser believes should result in risk levels and investment returns substantially similar to the S&P 500 Index.

The Adviser seeks to generate income for the Fund through an actively-managed call writing strategy, primarily on ETFs providing exposure to U.S. equity benchmarks. The Adviser intends to utilize call options written on ETFs offering exposure to broad based U.S. equity indexes (“underlying ETFs”), principally the S&P 500 Index. The Adviser also intends to utilize call options on the indexes directly. The Fund intends to use customized equity or index exchange-traded options contracts on such ETFs and indexes, referred to as FLexible EXchange Options (“FLEX Options”), as well as other listed options. FLEX Options provide investors with the ability to customize key option contract terms such as strike price, style and expiration date. The Fund intends for the option overlay to generate option premium income and provide a degree of downside mitigation, while potentially limiting upside participation during periods of strong equity market appreciation.

To enhance potential tax efficiency, the underlying equity strategy will seek where appropriate to actively tax loss harvest, which may offset a significant portion of the taxable gains attributable to the option premiums received by the Fund. If the Fund is unable to harvest losses, option premium income received would be taxable as short-term capital gains, which are distributed by the Fund in the form of ordinary unqualified dividends. The tax loss harvesting strategy, combined with the call writing strategy, may permit the Fund to pay a significant portion of its monthly distribution as return of capital, and offer certain tax benefits to shareholders.

The Fund’s investment strategy may cause a significant portion of the ordinary income distributions to shareholders to be treated as a return of capital for federal income tax purposes. While return of capital is an efficient non-taxable event to a shareholder, when the Fund makes a return of capital distribution, it reduces a shareholder’s tax basis in the Fund shares (which may result in additional capital gains or lower capital losses in the future when shares are sold), as it represents a return of a portion of the shareholder’s original investment. Any return of capital distributions in excess of the shareholder’s tax basis in the Fund shares are treated as capital gain.

PRINCIPAL RISKS

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Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets. It includes the risk that a particular style of investing may be underperforming the securities markets generally.

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Equity Securities Risk: The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

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Derivatives Risk: Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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Options Writing Risk: Writing (selling) call options limits the opportunity to profit from an increase in the market value of securities in exchange for up-front cash (the premium) at the time of selling the call option. In a sharp rising market, the Fund could significantly underperform the market. Furthermore, premium received from the Fund’s call option writing strategies may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. In a sharply-falling equity market, the Fund will likely also experience sharp declines in its net asset value (“NAV”).

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Options Valuation Risk: Options held by the Fund will be exercisable at the strike price only on their expiration date. The value of the options will be determined based upon market quotations or using other recognized pricing methods. The value of an option prior to its expiration date may vary because of related factors other than the value of an underlying ETF or index. Factors that may influence the value of an option, other than changes in the value of an underlying ETF or index, may include, among others, interest rate changes, changing supply and demand, decreased liquidity of the options and changing volatility levels of an underlying ETF or index. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the options may become more difficult to value and the judgment of the Adviser, as the Fund’s valuation designee, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

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FLEX Options Correlation Risk: Although the value of the FLEX Options structure held by the Fund generally correlates with the share price of an underlying ETF or value of an underlying index, the FLEX Options are exercisable at the strike price only on their expiration date, and their daily valuation will not change at the same percentage as the share price of an underlying ETF or value of an underlying index. Accordingly, the Fund’s NAV or market price will not directly correlate on a day-to-day basis with the share price of the underlying ETF or value of an underlying index.

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FLEX Options Liquidity Risk: The FLEX Options are listed on an exchange; however, there is no guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading market for FLEX Options may lack depth and liquidity when compared to the trading market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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Tax Risk: The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of some aspects of the Fund’s investment operations are not guaranteed. There are some uncertainties in how the Code would apply to the Fund’s options strategy and hedging strategies, and the application of “straddle” rules, and loss limitation provisions of the Code. The Fund intends to treat any income it may derive from the options as “qualifying income” under the provisions of the Code applicable to RICs. The Fund must derive at least 90% of its income each taxable year from “qualifying income” in order to be treated as a RIC. The Fund also intends to treat the issuer of options as a referenced asset for federal income tax purposes. The options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. If the income is not treated as qualifying income, or if the issuer of the options is not appropriately treated as the referenced asset, or if the Fund cannot distribute the correct percentage of all income annually, the Fund could lose its status as a RIC, which could cause the Fund’s income and net capital gains to be taxed at both the Fund and shareholder levels. If a shareholder purchases Fund shares after the hedge period has begun, or shortly before an income or net capital gain distribution by the Fund, then the entire distribution will be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Strategy and Return of Capital Tax Risk: While the Fund seeks to provide monthly distributions, there is no guarantee that distributions will always be paid or will be paid at a relatively stable rate. To the extent these distributions exceed the Fund’s income and gains, these distributions will be treated as a return of capital for federal income tax purposes. A return of capital distribution generally will not be taxable to an individual shareholder but will reduce the shareholder’s cost basis in their shares and could result in a higher capital gain or lower capital loss when those shares are sold. Once a Fund shareholder’s cost basis is reduced to zero, any further distributions will be treated as capital gain. However, no assurance can be given regarding the future tax character of the Fund’s distributions. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because a portion of the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases Fund shares shortly before a distribution by the Fund, the income and capital gain distributions will be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and other portfolio activity. A higher rate of portfolio turnover or portfolio activity increases transaction costs, which may negatively affect the

Fund’s return. In addition, a high rate of portfolio turnover or portfolio activity may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders. The Fund’s higher portfolio turnover or portfolio activity could also result in other consequences such as deferral of losses, acceleration of gains or treatment of short-term capital gains as ordinary income, any of which could adversely impact Fund shareholders.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and management risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests to the extent these expenses are not waived or reimbursed by the Adviser.

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Strategy Cash Redemption Risk: The Fund may satisfy redemptions of Creation Units for cash, in whole or in part, rather than in-kind, as part of its tax loss harvesting strategy. An ETF that satisfies redemptions of Creation Units in cash may be generally considered less tax-efficient than an ETF that satisfies redemptions of Creation Units in-kind. An ETF that satisfies redemptions in cash may be required to sell portfolio securities in order to generate the cash needed to make distributions or pay redemptions. Any recognized income or gain on these sales by the Fund will generally cause the Fund to recognize income or gain it might not otherwise have recognized, or to recognize such income or gain sooner than would otherwise be required, when compared to an ETF that satisfies redemptions of Creation Units in-kind. However, the use of cash redemptions by the Fund may enable it to realize losses to offset the gains from its sales of portfolio securities and from the implementation of its investment strategy. The Fund intends to recognize income, gains and losses from cash transactions in a tax efficient manner although there is no assurance that it will be able to do so. As a result, it is possible that the Fund will be required to distribute capital gains to investors. Satisfying redemptions of Creation Units in cash instead of in-kind could also increase the Fund’s transaction costs and result in dilution of the Fund, which could negatively impact returns.

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ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

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Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

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Management Risk: The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

No performance information is presented for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since November 2026	Senior Vice President of the Adviser

Joshua Lisser	Since November 2026	Senior Vice President of the Adviser

Benjamin Sklar	Since November 2026	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF and does not seek to track the performance of an index. Individual shares of the Fund are listed on the Exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 15,000 shares or multiples thereof (“Creation Units”) to a limited number of Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated basket of portfolio securities and/or cash that the Fund specifies each day. To the extent the Fund’s Creation Units are issued or redeemed for cash, the Fund may incur brokerage expenses, transaction and other costs, and/or capital gains, which may or may not be offset, in whole or in part, by a transaction fee paid by an Authorized Participant.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund’s website at www.abfunds.com.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to U.S. federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its affiliates make payments to brokers, dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-ETF16-EPI-1126